UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 16, 2025
Date of Report (date of Earliest Event Reported)
NEWTEKONE, INC.
(Exact Name of Company as Specified in its Charter)

Maryland	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T Rex Avenue, Suite 120, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC
8.00% Notes due 2028	NEWTI	Nasdaq Global Market LLC
8.50% Notes due 2029	NEWTG	Nasdaq Global Market LLC
8.625% Notes due 2029	NEWTH	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
NewtekOne, Inc. (the “Company”) held its Annual Meeting of Shareholders on June 13, 2025 (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 24, 2025 (the “Annual Meeting Proxy”).

At the Annual Meeting, the Company’s shareholders approved Proposals I and II, as described in the Annual Meeting Proxy, and provided an advisory vote with respect to Proposal III.

A total of 21,511,457 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting.

The tabulation of votes was:

Proposal I: To elect three directors of the Company to serve on the Board of Directors until the Company’s annual meeting of shareholders in 2028 and until their successors are duly elected and qualified:

Director	Votes For	Votes Withheld
Gregory Zink	10,995,823	4,018,676
Halli Razon-Feingold	12,396,589	2,617,910
Fernando Perez-Hickman	13,484,834	1,529,665

Proposal II: To ratify the selection of RSM US LLP as the Company’s independent registered accounting firm (independent auditors) for the fiscal year ended December 31, 2025:

Votes For	Votes Against	Abstentions
20,193,631	1,215,133	102,693

Proposal III: To approve, on an advisory basis, the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions
12,795,595	1,948,335	270,569

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEKONE, INC.

Date: June 16, 2025	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board